CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Mark R. Bradley, President and Chief Executive Officer of First Trust Exchange-Traded Fund II (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                  ----------------------------------------
                                  Mark R. Bradley, President and
                                  Chief Executive Officer
                                  (principal executive officer)

Date: May 20, 2015
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I, James M. Dykas, Treasurer, Chief Financial Officer and Chief Accounting Officer of First Trust Exchange-Traded Fund II (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                  /s/ James M. Dykas
                                  ----------------------------------------
                                  James M. Dykas, Treasurer,
                                  Chief Financial Officer and
                                  Chief Accounting Officer
                                  (principal financial officer)

Date: May 20, 2015
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